EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K, as amended by the accompanying Amendment No. 1 (collectively, the "Report") of Infrared Systems International (the "Company") for the year ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary E. Ball, President, Chief Executive Officer, Principal Accounting Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that: (1) the Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2010

By: /s/ GARY E. BALL
___________________________________
Gary E. Ball
Title:  President, Chief Executive Officer, Principal
Accounting Officer and Chief Financial Officer